SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 22, 2002

                               ION NETWORKS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      000-13117                22-2413505
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
----------------------------------------------------------------------------
        of Incorporation)                                    Identification No.)


           1551 South Washington Avenue
              Piscataway, New Jersey                       08854
-----------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


(Registrant's telephone number, including area code):   (732) 529-0100



                                 Not Applicable
----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         -------------

     On April 22, 2002, Ion Networks, Inc. (the "Company"), issued a press release announcing unaudited preliminary fourth quarter revenue.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
         ---------

         Exhibit No.    Description
         -----------    -----------

          99.1 Press Release of the Company, dated April 22, 2002, announcing unaudited preliminary fourth quarter revenue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 22, 2002                       ION NETWORKS, INC.


                                              By: /s/ Cameron Saifi
                                                 -------------------------------
                                                   Cameron Saifi
                                                   Chief Operating Officer

                                  EXHIBIT INDEX


         Exhibit No.     Description
         -----------     -----------

         99.1            Press Release of the Company dated April 22, 2002.